Exhibit 10.52

MANAGEMENT AGREEMENT
This MANAGEMENT AGREEMENT (as the same may be amended, modified, and supplemented from time to time, this “Agreement”), dated as of December 16, 2013 (the “Effective Date”), is by and among the Persons identified on the signature pages to this Agreement as AT&T Contributors (collectively, “AT&T Contributors” and each, an “AT&T Contributor”), the Persons identified on the signature pages to this Agreement as AT&T Newcos (collectively, “AT&T Newcos” and each, an “AT&T Newco”), CCATT LLC, a Delaware limited liability company (“Tower Operator”), and the Persons identified on the signature pages to this Agreement as Sale Site Subsidiaries (collectively, the “Sale Site Subsidiaries” and each, a “Sale Site Subsidiary”). Capitalized terms used and not defined herein have the meanings set forth in the Master Agreement (as defined below). The rules of construction set forth in Section 1.2 of the Master Agreement shall apply to this Agreement, mutatis mutandis. AT&T Contributors, AT&T Newcos, Tower Operator and Sale Site Subsidiaries are sometimes referred to in this Agreement as a “Party” and collectively as the “Parties”.
RECITALS
A.    Tower Operator, AT&T Inc., a Delaware corporation, the Sale Site Subsidiaries, Crown Castle International Corp., a Delaware corporation, and the AT&T Newcos are parties to that certain Master Agreement, dated as of October 18, 2013 (as amended, modified and supplemented from time to time, the “Master Agreement”).
B.    As a condition to, and simultaneously with the Initial Closing under the Master Agreement, the Parties are entering into this Agreement, pursuant to which:
1.    With respect to each Non-Contributable Site, each applicable AT&T Contributor shall retain its right, title and interest in, to and under such Non-Contributable Site in accordance with and subject to the terms of the Master Agreement, and Tower Operator shall manage and operate the Included Property of such Non-Contributable Site pursuant to the terms of this Agreement. As of the Effective Date, the Non-Contributable Sites subject to this Agreement are set forth in Exhibit A‑1 hereto.
2.    With respect to each Pre-Lease Site, the applicable AT&T Newco shall retain its right, title and interest in, to and under such Pre-Lease Site in accordance with and subject to the terms of the Master Agreement, and Tower Operator shall manage and operate the Included Property of such Pre-Lease Site pursuant to the terms of this Agreement. As of the Effective Date, the Pre-Lease Sites subject to this Agreement are set forth in Exhibit A‑2 hereto.
3.    With respect to each Non-Assignable Site, each applicable AT&T Contributor shall retain its right, title and interest in, to and under such Non-Assignable Site in accordance with and subject to the terms of the Master Agreement, and the applicable Sale Site Subsidiary shall manage and operate the Included Property of such Non-Assignable Site pursuant to the terms of this Agreement. As of the Effective Date, the Non-Assignable Sites subject to this Agreement are set forth in Exhibit A‑3 hereto.
4.    The Non-Contributable Sites and the Pre-Lease Sites are collectively referred to herein as the “Managed MPL Sites”. The Non-Assignable Sites are referred to herein as the “Managed Sale Sites” and, together with the Managed MPL Sites, are collectively referred to as the “Managed Sites”. “Manager”, when used in this Agreement in reference to any Managed

MPL Site, shall refer to Tower Operator, and when used in this Agreement in reference to any Managed Sale Site, shall refer to the applicable Sale Site Subsidiary.
AGREEMENT
In consideration of the foregoing and the representations, warranties, and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound by this Agreement, the Parties agree as follows:
Section 1.    Appointment and Acceptance. Subject to the terms and conditions of this Agreement, (a) each applicable AT&T Contributor and AT&T Newco hereby appoints Manager, and Manager hereby agrees to act and shall act, as the exclusive operator during the MPL Site Term (as defined below) of the Included Property of each Managed MPL Site held by such AT&T Contributor or AT&T Newco and (b) each applicable AT&T Contributor hereby appoints Manager, and Manager hereby agrees to act and shall act, as the exclusive operator during the Sale Site Term (as defined below) of the Included Property of each Managed Sale Site held by such AT&T Contributor. Notwithstanding anything to the contrary in this Agreement or in the Collateral Agreements, no fee title, leasehold, subleasehold or other real property interest in a Managed Site is granted pursuant to this Agreement in the Included Property of any Managed Site; provided, however, that for U.S. federal income Tax purposes this Agreement shall be treated as a lease of the Included Property of the Managed Sites (except the Managed Sale Sites), and the Parties further agree not to take any position on any Tax return that is inconsistent with such treatment, except as otherwise required by Law or Order. The rights granted to Tower Operator under this Agreement include, with respect to each Managed Site, the right of Tower Operator to use and employ the Tower Related Assets related to the Tower on such Managed Site. In performing its duties as operator of the Included Property of the Managed MPL Sites, Manager shall manage, administer and operate each of the Managed MPL Sites, subject to the provisions of this Agreement, in a manner consistent with and not less than the standards Tower Operator uses to manage, administer and operate the Lease Sites under the terms of the MPL. Notwithstanding anything to the contrary set forth in this Agreement, Manager shall be entitled to and vested with all the rights, powers and privileges of the applicable AT&T Contributor or AT&T Newco with respect to the management, administration and operation of the Included Property of the Managed Sale Sites as if Manager were the true owner of such rights, powers and privileges of the applicable AT&T Contributor or AT&T Newco with respect to the management, administration and operation of the Included Property of the Managed Sale Sites, including the right to review, negotiate and execute extensions, renewals, amendments or waivers of any existing collocation agreements, ground leases, subleases, easements, licenses or other similar or related agreements or new collocation agreements, ground leases, subleases, easements, licenses or similar or related other agreements. Except as expressly provided herein or, with respect to the Managed MPL Sites, in the MPL, no AT&T Contributor or AT&T Newco shall exercise any rights or take any actions with respect to the operation, maintenance, leasing or licensing of the Included Property of any Managed Sites, all such rights being exclusively reserved to Manager hereunder.
Section 2.    Collocation Agreements for Managed Sites.
(a)    In respect of the Included Property of each Managed Site, the applicable AT&T Contributor and each AT&T Newco does hereby (on its behalf and on behalf of any Affiliate thereof that is a party thereto) delegate all of its respective rights, duties, obligations and responsibilities under the Collocation Agreements to Manager for the MPL Site Term or Sale Site Term, as applicable, as to such Included Property for periods occurring from and after the Effective Date, and shall execute all documentation reasonably requested and prepared by Manager to confirm same to a counterparty under a Collocation Agreement, at Manager’s sole cost and expense within 15 Business Days of receipt of a request therefor from Manager; provided, however, that, if such AT&T Contributor or AT&T Newco reasonably determines it to be unduly burdensome, such AT&T Contributor or AT&T Newco shall not be required to obtain any new board resolutions from any Person that is a corporation or similar resolutions or approvals from any Person that is a limited liability company, partnership, trust or other legal entity. Manager may enter into waivers, amendments, extensions, restatements, renewals and any other documentation relating to any Collocation Agreements, to the extent they apply to the Managed Sites, or enter into new collocation agreements (including site supplements or site subleases) applicable to the Managed Sites; provided that, in the case of the Managed MPL Sites, the provisions of Section 2(d) of the MPL shall apply to all such actions by Manager, mutatis mutandis. Each AT&T Contributor and AT&T Newco hereby (i) assigns and delegates to Manager the sole and exclusive right to perform the obligations of and assert and exercise the rights of such AT&T Contributor or AT&T Newco under all Collocation Agreements during the MPL Site Term or Sale Site Term, as applicable, with respect to Managed Sites, subject to, in the case of the Managed MPL Sites, the provisions of Section 2(d) of the MPL, and (ii) hereby grants Tower Operator a limited power of attorney and hereby appoints Tower Operator as its attorney in fact to assert and exercise the rights of such AT&T Contributor or AT&T Newco under all Collocation Agreements during the MPL Site Term or Sale Site Term, as applicable.
(b)    Manager does hereby assume and agree to pay and perform all of the duties, obligations, liabilities and responsibilities of the AT&T Contributors and AT&T Newcos under the Collocation Agreements affecting each Managed Site arising during the MPL Site Term or the Sale Site Term, as applicable, except as otherwise expressly provided in this Agreement or any Collateral Agreement, and Manager shall receive all revenue, rents, issues or profits payable under the Collocation Agreements accruing from and after the Effective Date and all revenue, rents, issues or profits received with respect to such agreements on or prior to the Effective Date for or with respect to periods from and after the Effective Date. The expiration of this Agreement with respect to any Managed Site, whether by reason of conversion of such Managed Site to a Lease Site or Assignable Site or otherwise, shall not release Manager of any obligations in respect of such Managed Site arising during the MPL Site Term or Sale Site Term, as applicable.
(c)    Manager shall be permitted to negotiate and enter into, amend or modify any new or existing collocation agreements (including site supplements or site subleases) in its sole discretion, without the consent of any AT&T Contributor or AT&T Newco, subject, in the case of any Managed MPL Sites, to Section 2(d) of the MPL (including Section 2(d)(C) thereof), mutatis mutandis.
Section 3.    Rights and Duties of Parties.
(a)    Parties’ Relative Rights and Obligations; Right to AT&T Collocation Space. Except as otherwise expressly provided herein, the Parties hereby agree that:
(i)    Each AT&T Contributor’s agreements, rights and obligations with respect to the Included Property of each Non-Contributable Site shall be the same, mutatis mutandis, as if such Site was a Lease Site under the MPL and (to the extent in full force and effect with respect to such Site) the MPL Site MLA at the Initial Closing and such AT&T Contributor was a party to (x) the MPL as an AT&T Lessor (including, for the avoidance of doubt, all agreements with respect to and obligations under Section 20 of the MPL) and (y) (to the extent in full force and effect with respect to such Site) the MPL Site MLA as an AT&T Collocator;
(ii)    Each AT&T Newco’s agreements, rights and obligations with respect to the Included Property of each Pre-Lease Site shall be the same, mutatis mutandis, as if such Site was a Lease Site under the MPL at the Initial Closing and such AT&T Newco was a party to the MPL Site MLA (to the extent in full force and effect with respect to such Site) as an AT&T Collocator;
(iii)    Each AT&T Contributor’s agreements, rights and obligations with respect to the Included Property of each Non-Assignable Site shall be the same, mutatis mutandis, as if such Site was an Assignable Site under the Master Agreement and (to the extent in full force and effect with respect to such Site) the Sale Site MLA at the Initial Closing, and each AT&T Contributor’s agreements and obligations with respect to each Non-Assignable Site shall be the same, mutatis mutandis, unless otherwise provided herein, as if such Site was a Lease Site under the MPL at the Initial Closing and such AT&T Contributor was a party to (x) the MPL as an AT&T Lessor (excluding, for the avoidance of doubt, any agreements with respect to or obligations under Section 20 of the MPL) and (y) (to the extent in full force and effect with respect to such Site) the Sale Site MLA as an AT&T Collocator;
(iv)    Manager’s agreements, rights and obligations with respect to the management of the Included Property of each Managed MPL Site shall be the same, mutatis mutandis, as if each such Site was a Lease Site under the MPL and (to the extent in full force and effect with respect to such Site) the MPL Site MLA at the Initial Closing as the Tower Operator;
(v)    Manager’s agreements, rights and obligations with respect to the management of the Included Property of each Managed Sale Site shall be the same, mutatis mutandis, as if such Site was an Assignable Site under the Master Agreement and (to the extent in full force and effect with respect to such Site) the Sale Site MLA at the Initial Closing as a Sale Site Subsidiary (including, for the avoidance of doubt, the right to manage, administer and operate the Managed Sale Sites as if Manager were the true owner of the rights, powers and privileges of the applicable AT&T Contributor or AT&T Newco with respect to the management, administration and operation of the Included Property of the Managed Sale Sites);
(vi)    Each AT&T Newco and each AT&T Contributor covenants and agrees that it has not granted and it will not grant to any other Person any rights to use or operate the Included Property of the Managed Sites during the MPL Site Term or the Sale Site Term, as applicable, except for rights granted to parties pursuant to the Collocation Agreements and except for the rights granted to Manager under the MPL; and
(vii)    The Parties’ agreements, rights and obligations with respect to the U.S. federal income Tax treatment of the Included Property of the Managed Sites (excluding Managed Sale Sites) shall be the same, mutatis mutandis, as if such Managed Sites were Lease Sites under the MPL including Section 3(i), Section 10, Section 12, Section 20, Section 22 and Section 34 of the MPL.
(b)    Site Related Revenue and Expenses. As of the Initial Closing Date, prorations of receivables, payables, expenses, revenue and property or ad valorem Taxes relating to the use, occupancy and operation of the Included Property of the Managed Sites shall be governed by Section 2.8 of the Master Agreement. Subject to the foregoing, during the MPL Site Term or Sale Site Term, as applicable, (i) Manager shall receive and shall be entitled to all of the revenue generated by the Included Property of each Managed Site that results from the Permitted Use of the Site (other than, with respect to Managed MPL Sites, the Rent and Pre-Lease Rent as defined in, and payable under, the MPL, any Option Purchase Price (as defined in the MPL) and revenue generated by an AT&T Group Member (as defined in the MPL) pursuant to the provision of services described in Section 19(d) of the MPL Site MLA or Section 19(d) of the Sale Site MLA), including all revenue under the Collocation Agreements as set forth in Section 2(b), and no AT&T Contributor or AT&T Newco or any of their Affiliates shall be entitled to any of such revenue, and (ii) except as otherwise expressly provided in this Agreement or any other Collateral Agreement, Manager shall be responsible for the payment of, and shall pay, all expenses due and accruing after the Effective Date related to or associated with the Included Property of the Managed Sites, whether ordinary or extraordinary, and whether foreseen or unforeseen, including all expenses due and accruing after the Effective Date under the Ground Leases and the Collocation Agreements. Except as may be expressly provided otherwise in the Transition Services Agreement, if any revenue to which Manager is entitled pursuant to the preceding sentence is paid to any AT&T Contributor, AT&T Newco or its or their Affiliates, such AT&T Contributor, AT&T Newco or its or their Affiliate receiving such revenue shall remit such revenue to Manager promptly after receiving such revenue. Each AT&T Contributor and AT&T Newco shall direct (or cause its Affiliate to direct), in writing, (x) all payers of amounts due and accruing after the Effective Date under the Collocation Agreements to pay such amounts to Manager and (y) applicable third parties to collect from Manager all expenses due and accruing after the Effective Date.
(c)    The AT&T Contributors and AT&T Newcos, as applicable, shall pay, as and when due and without duplication of any such payments made under the Master Agreement or any other Collateral Agreement, AT&T’s Share of Transaction Revenue Sharing Payments that are required to be made in respect of the payment contemplated by Section 2.2(c) and Section 3.2 of the Master Agreement or the payment of rent contemplated by the MLAs, in each case with respect to all Managed Sites. Manager shall pay, or cause to be paid, as and when due and without duplication of any such payments made under the Master Agreement or any other Collateral Agreement, Tower Operator’s Share of Transaction Revenue Sharing Payments that are required to be made in respect of the payment contemplated by Section 2.2(c) and Section 3.2 of the Master Agreement or the payment of rent contemplated by the MLAs, in each case with respect to all Managed Sites.
(d)    Responsibility for All Liabilities. AT&T Newcos and AT&T Contributors hereby assign and delegate to Manager, and Manager hereby accepts and assumes, all Post‑Closing Liabilities with respect to the Included Property of the Managed Sites. Manager does not accept or assume, and shall be deemed not to have accepted or assumed, any Excluded Liabilities or any Pre‑Closing Liabilities. This Section 3(d) shall survive the termination or expiration of the MPL Site Term or Sale Site Term, as applicable.
(e)    Power of Attorney. For so long as the Included Property of a Managed MPL Site is subject to this Agreement, each AT&T Contributor and AT&T Newco hereby grants Manager, with respect to the Managed MPL Sites, a limited power of attorney and hereby appoints Manager as its attorney in fact to (x) review, negotiate and execute on behalf of such AT&T Contributor or AT&T Newco all Authorized Ground Lease Documents (as defined in the MPL), all Authorized Collocation Agreement Documents (as defined in the MPL) related to such Managed MPL Site and all other documents contemplated and permitted by this Agreement and the MPL or necessary to give effect to the intent of this Agreement or the MPL and the transactions contemplated by this Agreement, the Master Agreement and the other Collateral Agreements, but excluding any Unauthorized Documents (as defined in the MPL) and (y) prepare and submit any applications or requests for Governmental Approvals, including with respect to Zoning Laws, related to operating such Managed MPL Site or to support the needs of a Tower Subtenant (as defined in the MPL). For so long as the Included Property of a Managed Sale Site is subject to this Agreement, each AT&T Contributor and AT&T Newco hereby grants Manager, with respect to the Managed Sale Sites, a limited power of attorney and hereby appoints Manager as its attorney in fact to (x) review, negotiate and execute on behalf of such AT&T Contributor or AT&T Newco all documents contemplated or permitted by this Agreement or the Master Agreement or necessary to give effect to the intent of this Agreement or the Master Agreement and the transactions contemplated by this Agreement, the Master Agreement and the other Collateral Agreements, but excluding any Unauthorized Documents (as defined in the MPL) and (y) prepare and submit any applications or requests for Governmental Approvals, including with respect to Zoning Laws, related to operating such Managed Sale Site or to support the needs of a Tower Subtenant. Each AT&T Contributor and AT&T Newco agrees to execute, from time to time, such other documents and certificates (including a separate power of attorney) as Manager may reasonably request to evidence the powers of attorney granted in this Section 3(e) and the appointment of Manager as such AT&T Contributor’s or AT&T Newco’s attorney thereby. Each AT&T Contributor and AT&T Newco agrees to execute and deliver, as promptly as reasonably practicable and in any event within 15 Business Days following request therefor by Manager, any document referred to in this

Section 3(e) and any other document contemplated and permitted by this Agreement or a Collateral Agreement or necessary to give effect to the intent of this Agreement, the Master Agreement and the other Collateral Agreements. Except as expressly provided above in this Section 3(e) or otherwise in this Agreement or any other Collateral Agreement, Manager shall not be entitled to act as agent for, or otherwise on behalf of, any AT&T Contributor, AT&T Newco or its or their Affiliates or to bind any AT&T Contributor, AT&T Newco or its or their Affiliates in any way whatsoever.
(f)    Filing of Financing Statements. Each AT&T Contributor and AT&T Newco hereby irrevocably authorizes Manager or its designee to file in any relevant jurisdiction, at any time and from time to time, (w) any UCC-1 financing statement, which shall be substantially in the form of Exhibit F to the MPL, and any amendments thereto, (x) any memoranda of leases, which shall be substantially in the form of Exhibit G to the MPL and any amendments thereto, (y) any memoranda of assignment, which shall be substantially in the form of Exhibit H to the MPL or Exhibit C hereto and any amendments thereto and (z) any memoranda of Managed Sites, which shall be substantially in the form of Exhibit G to the MPL or Exhibit B hereto and any amendments thereto, that are in each case necessary or desirable to evidence, perfect or otherwise record Manager’s management interest in the Included Property of each Managed Site granted pursuant to this Agreement, the Master Agreement and the other Collateral Agreements (or, in the case of any Assignable Site, Manager’s leasehold interest in the Included Property of each Assignment Site granted pursuant to the Master Agreement and the other Collateral Agreements). Each AT&T Contributor and AT&T Newco agrees, promptly upon request by Manager, to use commercially reasonable efforts to provide Manager with any information that is required or requested by Manager in connection with the filing of any such financing statement or document.
(g)    Exercise of Purchase Option. Each AT&T Newco and each AT&T Contributor, at its cost and expense, shall use its reasonable best efforts, beginning on the date that is 6 months prior to the applicable Purchase Option Closing Date (as defined in the MPL), to obtain any consent or waiver required to give effect to the sale of the Included Property of each Managed MPL Site that is a Purchase Site (as defined in the MPL) upon the exercise of the Purchase Option (as defined in the MPL). In the event that any AT&T Contributor or AT&T Newco is unable to obtain any consent or waiver required to give effect to the sale of the Included Property of any Managed MPL Site that is a Purchase Site by the applicable Purchase Option Closing Date, and the Included Property of such Managed MPL Site cannot be transferred without violating the terms of the applicable Ground Lease, then, upon payment of the full Option Purchase Price (as defined in the MPL) on the applicable Purchase Option Closing Date (including with respect to such Managed MPL Site), the AT&T Contributors and AT&T Newcos shall appoint Manager, in perpetuity, as the exclusive operator of the Included Property of such Managed MPL Site. In furtherance of the foregoing, the AT&T Contributors, AT&T Newcos and Manager shall enter into documentation (including applicable powers of attorney) that is reasonably acceptable to Manager to provide for Manager’s management rights with respect to the Included Property of such Managed MPL Site, which documentation shall grant and confer to Manager all rights and privileges (including all rights to receive the revenue derived from such Site and all rights and powers with respect to the operation, maintenance, leasing and licensing of such Site) granted or conferred to Manager pursuant to this Agreement in respect of a Managed Site; provided, that such AT&T Contributors and AT&T Newcos shall treat Manager as if Manager was the owner of the Included Property of such Managed MPL Site and shall not impose on Manager any of the covenants or restrictions imposed upon it by this Agreement and the Collateral Agreements.
Section 4.    Term of Agreement.
(a)    Term for Managed MPL Sites. Subject to Section 3(g), as to each Managed MPL Site, the term of this Agreement (the “MPL Site Term”) shall commence on the Effective Date and, except as may be earlier terminated pursuant to the early termination provisions that apply or are deemed to apply pursuant to application of the provisions of Section 3(a) of this Agreement, shall expire on the earlier of (a) the applicable Site Expiration Date (as defined in the MPL) for such Site if such Site is not acquired by Tower Operator pursuant to the applicable Purchase Option or (b) the applicable Subsequent Closing Date on which such Managed MPL Site is converted to a Lease Site pursuant to Section 2.5(b) of the Master Agreement. Upon the expiration of the MPL Site Term with respect to any Managed MPL Site, such Managed MPL Site shall no longer be subject to the terms and conditions of this Agreement and shall be deemed to be deleted from Exhibit A‑1 or Exhibit A‑2 hereto, as applicable. For the avoidance of doubt, pursuant to the provisions of Section 3(a) of this Agreement, the applicable Site Expiration Date for each Non-Contributable Site shall be the date that would be the Site Expiration Date for such Site if such Non-Contributable Site was a Lease Site as of the Initial Closing Date.
(b)    Term for Managed Sale Sites. As to each Managed Sale Site, the term of this Agreement (the “Sale Site Term”) shall commence on the Effective Date and shall expire on the applicable Subsequent Closing Date on which such Managed Sale Site is converted to an Assignable Site pursuant to Section 2.5(b) of the Master Agreement. Upon the expiration of the Sale Site Term with respect to any Managed Sale Site, such Managed Sale Site shall no longer be subject to the terms and conditions of this Agreement and shall be deemed to be deleted from Exhibit A‑3 hereto.

Section 5.    Certain Acknowledgements and Agreements. Each AT&T Newco acknowledges that it is party to the MPL as an “AT&T Lessor” thereunder. Each AT&T Contributor acknowledges and agrees that it is an “AT&T Ground Lease Party” under and for purposes of the MPL and, without limiting in any respect the duties of such AT&T Contributor under Section 3(a), agrees to be bound by all provisions of the MPL applicable to the AT&T Ground Lease Parties with the same force and effect, and to the same extent, as if such AT&T Contributor were a party to the MPL in such capacity.
Section 6.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
Section 7.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) as to all matters, including matters of validity, construction, effect, performance and remedies.
Section 8.    Entire Agreement. This Agreement, the Master Agreement, the MPL and the other Collateral Agreements constitute the entire agreement between the parties with respect to the subject matter of the Agreement and supersede all prior agreements, both written and oral, between the parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns.
Section 9.    Fees and Expenses. Except as otherwise expressly set forth in this Agreement, whether the transactions contemplated by this Agreement are or are not consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses.
Section 10.    Notices. All notices, requests, demands, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been delivered (i) the next Business Day when sent overnight by a nationally recognized overnight courier service, (ii) upon transmission of an e-mail (followed by delivery of an original via nationally recognized overnight courier service), or (iii) upon delivery when personally delivered to the receiving Party. All such notices and communications shall be sent or delivered as set forth below or to such other person(s), e-mail address or address(es) as the receiving Party may have designated by written notice to the other Party. All notices delivered by any AT&T Group Member shall be deemed to have been delivered on behalf of all AT&T Group Members. All notices shall be delivered to the relevant Party at the address set forth below.
If to any AT&T Contributor or AT&T Newco, to:

c/o New Cingular Wireless PCS, LLC
Attention: Network Real Estate Administration
Re: Cell Site #: ___________; Cell Site Name: _____
(State Abbreviation)
Fixed Asset No: _____________
575 Morosgo Drive
13-F West Tower
Atlanta, Georgia 30324

with a copy to:

New Cingular Wireless PCS, LLC
Attention:  Network Counsel, AT&T Legal Department
Re: Cell Site #: ___; Cell Site Name: ___ (State
Abbreviation)
Fixed Asset No: ___________________
208 South Akard Street
Dallas, Texas, 75202-4206

and (for sites in Puerto Rico) a copy to:

New Cingular Wireless PCS, LLC
Attention: AT&T Legal Department
Re: Cell Site #: ___; Cell Site Name: ___ (State
Abbreviation)

Fixed Asset No: ___________________
Ortegon 103
Guaynabo, Puerto Rico 00966

and a copy of any notice of default or an event of default to:

AT&T Inc.
208 South Akard Street
Dallas, Texas, 75202-4206
Attention: SVP and Assistant General Counsel - Corporate

If to Tower Operator or any Sale Site Subsidiary, to:

Crown Castle International Corp.
1220 Augusta Drive, Suite 600
Houston, Texas 77057
Attention: CFO (Jay Brown)
Attention: General Counsel (E. Blake Hawk)

and a copy of any notice of default or an event of default to:

Crown Castle International Corp.
1220 Augusta Drive, Suite 600
Houston, Texas 77057
Attention: Legal Department

Section 11.    Amendment. This Agreement may be amended, modified or supplemented only by written agreement of the parties.
Section 12.    Time of Essence. Time is of the essence in this Agreement, and whenever a date or time is set forth in this Agreement, the same has entered into and formed a part of the consideration for this Agreement.
Section 13.    Specific Performance. Each Party recognizes and agrees that, in the event of any failure or refusal by any Party to perform its obligations required by this Agreement, remedies at law would be inadequate, and that in addition to such other remedies as may be available to it at Law, in equity or pursuant to this Agreement, each Party may seek injunctive relief and may enforce its rights under, and the terms and provisions of, this Agreement by an action for specific performance to the extent permitted by applicable Law. Each Party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Subject to Section 15, nothing contained in this Agreement shall be construed as prohibiting any Party from pursuing any other remedies available to it pursuant to the provisions of this Agreement or applicable Law for such breach or threatened breach, including the recovery of damages.
Section 14.    Jurisdiction. Each Party agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan, City of New York and appellate courts having jurisdiction of appeals from any of the foregoing (the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party hereto and (d) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 10 of this Agreement.
Section 15.    WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES ITS RIGHT TO A JURY TRIAL IN ANY COURT ACTION ARISING AMONG ANY OF THE PARTIES HEREUNDER, WHETHER UNDER OR RELATING TO THIS AGREEMENT, AND WHETHER MADE BY CLAIM, COUNTER CLAIM, THIRD‑PARTY CLAIM OR OTHERWISE.

Section 16.    Assignment.
(a)    No AT&T Contributor or AT&T Newco may assign, sell, convey, transfer, lease, sublease, license or otherwise dispose of this Agreement with respect to the Managed MPL Sites or any of its rights, duties or obligations under this Agreement with respect to the Managed MPL Sites in whole or in part without the consent of Manager. Any attempted assignment without the required consent shall be null and void ab initio. Nothing herein shall affect or impair the ability of any parent company of an AT&T Newco to sell, convey, transfer, assign or otherwise dispose of its limited liability company interest in such AT&T Newco to the extent expressly permitted by Section 18(b)(iv) of the MPL.
(b)    No AT&T Contributor or AT&T Newco may assign, sell, convey, transfer, lease, sublease, license or otherwise dispose of this Agreement with respect to the Managed Sales Sites or any of its rights, duties or obligations under this Agreement with respect to the Managed Sales Sites in whole or in part without the consent of Manager. Any attempted assignment without the required consent shall be null and void ab initio.
(c)    Manager may assign, sell, convey, transfer, lease, sublease, license or otherwise dispose of this Agreement with respect to the Managed Sale Sites or any of its rights, duties or obligations under this Agreement with respect to the Managed Sale Sites in whole or in part without the consent of any AT&T Contributor or AT&T Newco.
(d)    Manager may assign, sell, convey, transfer, lease, sublease, license or otherwise dispose of this Agreement with respect to the Managed MPL Sites or any of its rights, duties or obligations under this Agreement with respect to the Managed MPL Sites in whole or in part to the same extent as if the Managed MPL Sites were Lease Sites under the MPL.
To the extent a Party hereto has the right to and desires to exercise an assignment or other transfer under (a), (b), (c) or (d) above, the Parties hereby agree to bifurcate this Agreement as may be required to give effect to such assignment or other transfer.
Section 17.    Effect on Other Agreements. Except as expressly provided in this Agreement, no provision of this Agreement shall in any way modify the express provisions set forth in the Master Agreement, the MPL, the MPL Site MLA or the Sale Site MLA.
Section 18.    Collateral Agreement. The Parties acknowledge and agree that this Agreement constitutes a Collateral Agreement for purposes of the Master Agreement.
Section 19.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, the Parties hereto shall negotiate in good faith to modify this Agreement so as to (i) effect the original intent of the Parties as closely as possible and (ii) to ensure that the economic and legal substance of the transactions contemplated by this Agreement to the Parties is not materially and adversely affected as a result of such provision being invalid, illegal or incapable of being enforced, in each case, in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. If following the modification(s) to this Agreement described in the foregoing sentence, the economic and legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any Party, all other conditions and provisions of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the date first above written.
AT&T CONTRIBUtORS:

ACADIANA CELLULAR GENERAL PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its
Managing General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

AT&T MOBILITY OF GALVESTON LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

AT&T MOBILITY PUERTO RICO, INC.

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

AT&T MOBILITY USVI, INC.

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

AT&T MOBILITY WIRELESS OPERATIONS
HOLDINGS INC.

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

CHATTANOOGA MSA LIMITED
PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager
By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

CINGULAR WIRELESS OF TEXAS RSA #11
LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

CINGULAR WIRELESS OF TEXAS RSA #16
LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

CITRUS CELLULAR LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

FLORIDA RSA NO. 2B (INDIAN RIVER)
LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

GEORGIA RSA NO. 3 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

HOUMA/THIBODAUX CELLULAR
PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its
Managing General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LAFAYETTE MSA LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LOUISIANA RSA NO. 7 CELLULAR GENERAL
PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its Managing General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LOUISIANA RSA NO. 8 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LUBBOCK SMSA LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MADISON SMSA LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MCALLEN-EDINBURG-MISSION SMSA
LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MILWAUKEE SMSA LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MISSOURI RSA 11/12 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MISSOURI RSA 8 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MISSOURI RSA 9B1 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NEW CINGULAR WIRELESS PCS, LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NORTHEASTERN GEORGIA RSA LIMITED
PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

OKLAHOMA CITY SMSA LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

OKLAHOMA RSA 3 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

OKLAHOMA RSA 3 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

ORLANDO SMSA LIMITED PARTENRSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

SANTA BARBARA CELLULAR SYSTEMS LTD.

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS RSA 18 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS RSA 19 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS RSA 20B1 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS RSA 6 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS RSA 7B1 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS RSA 9B1 LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary
TOPEKA SMSA LIMITED PARTNERSHIP

By: New Cingular Wireless PCS, LLC, its General Partner

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

AT&T NEWCOS:

ACADIANA MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

GALVESTON MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

AMWOHI MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

CHATTANOOGA MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS #11 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS #16 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

CITRUS MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

FLORIDA 2B MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

GEORGIA 3 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

HOUMA-THIBODAUX MPL TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LAFAYETTE MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LOUISIANA 7 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LOUISIANA 8 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

LUBBOCK MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MADISON MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MCALLEN-EDINBURG-MISSION MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MILWAUKEE MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MISSOURI 11-12 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MISSOURI 8 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

MISSOURI 9 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 19 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 20 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 21 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary
NCWPCS MPL 22 - Year Sites Tower Holdings LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 23 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 24 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 25 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 26 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 27 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 28 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 29 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 30 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 31 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 32 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 33 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 34 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NCWPCS MPL 35 - YEAR SITES TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

NORTHEAST GEORGIA MPL TOWER
HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

OKLAHOMA CITY MPL TOWER HOLDINGS
LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

OKLAHOMA 3 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

OKLAHOMA 9 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

ORLANDO MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

SANTA BARBARA MPL TOWER HOLDINGS
LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS 18 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS 19 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS 20B1 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS 6 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS 7B1 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TEXAS 9B1 MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TOPEKA MPL TOWER HOLDINGS LLC

By: AT&T Mobility Corporation, its Manager

By:_ /s/ Larisa Medvedkova__________
Name: Larisa Medvedkova
Title: Assistant Secretary

TOWER OPERATOR:

CCATT LLC

By:	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

SALE SITE SUBSIDIARIES:

PUERTO RICO TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

AMWOHI TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

CCPR VI TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

LAFAYETTE TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

MADISON TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

MILWAUKEE TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

NCWPCS TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

OKLAHOMA CITY TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

ORLANDO TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

SANTA BARBARA TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President

TEXAS RSA 18 TOWER NEWCO LLC

By:_/s/ E. Blake Hawk_____________
Name:     E. Blake Hawk
Title:     Executive Vice President